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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 28, 2005

                               QUOTESMITH.COM, INC
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             (Exact name of registrant as specified in its charter)

         Delaware                        0-26781                 36-3299423
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(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

         8205 South Cass Ave., Darien, IL                          60561
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     (Address of principal executive offices)                    (Zip Code)

         Registrant's telephone number, including area code 630-515-0170


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01       REGULATION FD DISCLOSURE

     On July 28, 2005, Quotesmith.com, Inc. announced that it had named new vice presidents for sales and technology. The press release making that announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K.

SECTION 9.01    FINANCIAL EXHIBITS AND EXHIBITS

ITEM 9.01(c)    EXHIBITS

Exhibit
Number             Description
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99.1               Press Release dated July 28, 2005, announcing the appointment of vice presidents for sales and technology
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2005                               By: /s/ PHILLIP A. PERILLO
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                                                      Phillip A. Perillo
                                                      Senior Vice President and
                                                      Chief Financial Officer